NOTE C: INCOME TAXES (Detail) - A reconciliation of the U.S. statutory federal income tax rate to the effective rate is as follows f	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010
Benefit related to U.S. federal statutory graduated rate	(27.42%)	(28.37%)
Benefit related to State income tax rate, net of federal benefit	(3.36%)	(3.32%)
Accrued officer salaries	(344.58%)	11.32%
Net operating loss for which no tax benefit is currently available	375.36%	20.37%
Effective rate	0.00%	0.00%